LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 4, 2021

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

The following disclosure replaces and supersedes the section of each Fund’s prospectus entitled “Portfolio holdings.”

A description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings is available in the SAI. The fund intends to make complete portfolio holdings information available on a monthly basis at www.leggmason.com/smashfunds (click under the name of the fund) no sooner than 8 business days following the month-end.

The following disclosure replaces and supersedes the section entitled “Disclosure of Portfolio Holdings—General Rules/Website Disclosure” of each Fund’s SAI:

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.leggmason.com/smashfunds (click under the name of the Fund).

SCHEDULE A

Fund	Date of Prospectus/SAI
LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset SMASh Series C Fund	June 30, 2020
Western Asset SMASh Series Core Completion Fund	August 17, 2020
Western Asset SMASh Series Core Plus Completion Fund (f/k/a Western Asset SMASh Series EC Fund)	June 30, 2020
Western Asset SMASh Series M Fund	June 30, 2020
Western Asset SMASh Series TF Fund	June 30, 2020

Please retain this supplement for future reference.

WASX645767